                                                                  Exhibit (n)(A)

                                    FORM OF
                                AMENDED EXHIBIT A
                              Dated August 1, 2002
                           to the Multiple Class Plan

Each of the portfolios of the Fifth Third Funds (the "Trust") set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Investment A Shares, the Investment B Shares, the Investment C Shares, the Institutional Shares, the Advisor Shares and the Service Shares of such portfolio as indicated:

         Fifth Third Government Money Market Fund;

                  Investment A Shares;
                  Institutional Shares;

         Fifth Third Prime Money Market Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Municipal Money Market Fund;

                  Investment A Shares;
                  Institutional Shares;

         Fifth Third Quality Growth Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Equity Income Fund

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Pinnacle Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Balanced Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Mid Cap Fund;

                  Investment A Shares;

                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third International Equity Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Technology Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Intermediate Bond Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Bond Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third U.S. Government Bond Fund;

                  Investment A Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Intermediate Municipal Bond Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Ohio Municipal Bond Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third U.S. Treasury Money Market Fund;

                  Institutional Shares;

                  Service Shares;

         Fifth Third Strategic Income Fund;

                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Multi Cap Value Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Worldwide Fund;

                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Micro Cap Value Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Institutional Government Money Market Fund;

                  Institutional Shares;
                  Service Shares;

         Fifth Third Institutional Money Market Fund;

                  Institutional Shares;
                  Service Shares;

         Fifth Third Michigan Municipal Money Market Fund;

                  Investment A Shares;
                  Institutional Shares;

         Fifth Third International GDP Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Small Cap Growth Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

                  Advisor Shares;

         Fifth Third Large Cap Growth Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Equity Index Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Large Cap Value Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Short Term Bond Fund;

                  Investment A Shares;
                  Institutional Shares;


         Fifth Third Michigan Municipal Bond Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;


         Fifth Third Municipal Bond Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Ohio Tax Exempt Money Market Fund;

                  Investment A Shares;
                  Institutional Shares

         Fifth Third LifeModel Conservative Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

          Fifth Third LifeModel Moderately Conservative Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

          Fifth Third LifeModel Moderate Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

          Fifth Third LifeModel Moderately Aggressive Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third LifeModel Aggressive Fund;

                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

  Witness the due execution hereof this 1st day of August, 2002.

                                                     FIFTH THIRD FUNDS

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